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EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

        MI Developments Inc. (the "Company") is filing its annual report on Form 40-F for the fiscal year ended December 31, 2006 (the "Report") with the U.S. Securities and Exchange Commission.

        I, John D. Simonetti, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

  (i)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

  (ii)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN D. SIMONETTI
John D. Simonetti
Chief Executive Officer

Date: March 30, 2007

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  EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002